EXHIBIT 99.1


                           Cosi, Inc. (Nasdaq: COSI)


                                          William D. Forrest, Executive Chairman
                                          Kevin Armstrong, President & CEO


[Cosi LOGO]                                                                    1

--------------------------------------------------------------------------------
Safe Harbor Concerning Forward Looking Statements
--------------------------------------------------------------------------------

Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, new store openings, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:
-     the cost of our principal food products;
-     labor shortages or increased labor costs;
-     changes in consumer preferences and demographic trends;
- increasing competition in the fast casual dining segment of the restaurant industry;
-     expansion into new markets;
- our ability to effectively manage our business with a reduced general and administrative staff;
-     our ability to generate increased revenue from our existing restaurants;
-     The rate of our internal growth
- our ability to incorporate a franchising and area development model into our strategy;
- the availability and cost of additional financing both to fund our existing operations and to grow and open new restaurants Our ability to generate positive cash flow from operations
-     fluctuations in our Quarterly results;
-     increased government regulation;
-     supply and delivery shortages or interruptions;
-     market saturation due to new restaurant openings;
-     inadequate protection of our intellectual property;
- adverse weather conditions which impact customer traffic at our restaurants; and
-     adverse economic conditions.

The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.


[Cosi LOGO]                                                                    2

--------------------------------------------------------------------------------
Cosi - We represent "Simply Good Taste" in a restaurant concept
--------------------------------------------------------------------------------

Strong concept and brand capitalizing on the Premium Convenience trend

[3 images omitted]

o     Cosi is a premium convenience restaurant

o Our distinctive menu offerings - sandwiches, salads, pizzas, bagels - feature Cosi Bread, an authentic hearth-baked crackly crust flatbread

o Cosi provides guests a relaxing, urbane atmosphere that reflects taste and style in a modern, contemporary environment

o Currently operate 95 units in 17 states and Washington, D.C.; brought in revenues of $110.6 million in 2004

o     Average check per transaction: $8.28
      -     an "affordable luxury"


[Cosi LOGO]                                                                    3

--------------------------------------------------------------------------------
Ready for Growth
--------------------------------------------------------------------------------

An Overview of Cosi Today

o     Strong brand
      -     14 consecutive quarters of comparable sales growth
      -     9.4% comparable sales growth in Q1'05
      -     5.9% comparable sales growth in 2004

o     Strong concept
      -     2004 AUV of $1.3 million(1)
      -     15.8% unit level cash flow margin(1)
      -     22.0% cash-on-cash return(1)

o     New design prototype for all new units has > 12 month track record
      -     AUV in excess of $1.7 million(2)
      -     26.2% restaurant cash flow margin(2)
      -     67.9% cash-on-cash return(2)


1 Fiscal year 2004 numbers, excludes Federated units and restaurants closed during FY 2004.
2     Prototype unit's numbers for first 12 months of operations.


[Cosi LOGO]                                                                    4

--------------------------------------------------------------------------------
Experienced Management Team
--------------------------------------------------------------------------------

Since 2003, Cosi has assembled a new, highly capable management team with extensive restaurant company experience

Senior Management           Previous Experience
-----------------           -------------------
William D. Forrest          o     Headed the Restructuring Group at Gleacher &
  Executive Chairman              Co.
                            o     CEO of Fine Host Corporation
--------------------------------------------------------------------------------
Kevin Armstrong             o     20+ years of restaurant experience
  President & CEO           o     Long John Silver's, Subway, PepsiCo and Burger
                                  King
--------------------------------------------------------------------------------
Cynthia Jamison             o     20+ years in finance, strategy and operations
  Chief Financial Officer   o     Chart House Restaurants, Allied Domecq, Kraft

--------------------------------------------------------------------------------
Corporate Team Improvements   Operational Team Improvements
o     New Legal Staff         o     Gilbert Melott, EVP - Operations & People
o     New Financial Staff     o     Paul Seidman, VP - Food & Beverage
o     New Marketing Staff     o     Larry Bader, VP - Franchise Sales
o     New IT Staff            o     4 New District Managers, 3 New Regional
                                    Vice Presidents
--------------------------------------------------------------------------------


[Cosi LOGO]                                                                    5

--------------------------------------------------------------------------------
Our Premium Convenience Market Opportunity
--------------------------------------------------------------------------------

o     Consumers are dining out more frequently
      -     Busier lifestyles - limited time to prepare food
      -     Less expensive to eat out vs. dine at home

o     Customers seek both convenience and quality
      -     Convenience drives 75% of restaurant meal decisions
      - Consumers are willing to "trade up" - pay more for quality, taste and setting

o     Sandwich and salad capture 60% of market
      - Panera is only premium sandwich and salad concept with national footprint
      -     Clear opportunity for another player to service national demand


[Cosi LOGO]                                                                    6

--------------------------------------------------------------------------------
Our Guests
--------------------------------------------------------------------------------

Cosi Customer -  Large, Attractive Demographic

Customer Characteristics                      Premium Convenience
------------------------                      -------------------
o     Desire for fast and convenient          o     Innovative, made-to-order
      service                                       food
o     Higher disposable income         --->   o     Sophisticated flavors
o     More sophisticated food                 o     Convenient limited or
      preferences                                   self-service format
                                              o     Upscale decor
                                              o     Average check of $6 - $9

                       ---------------------------------
                        Adults 18 - 34 without children
                        Upscale suburbanites of all ages
                            Metro elites of all ages
                           -------------------------
                             40 Million Households
                           -------------------------
                       Top 25 markets > 1,400 Cosi units
                       Top 75 markets > 1,900 Cosi units
                       ---------------------------------


[Cosi LOGO]                                                                    7

--------------------------------------------------------------------------------
What We Offer Our Guests
--------------------------------------------------------------------------------

Menu

o     Differentiated menu and product offerings
      -     Signature Cosi bread baked in open hearth in front of customers
      - Fresh, high quality ingredients designed to appeal to sophisticated tastes
      -     Made-to-order

o     New items and LTOs keep offerings fresh

[5 images omitted]


[Cosi LOGO]                                                                    8

--------------------------------------------------------------------------------
What We Offer Our Guests
--------------------------------------------------------------------------------

Restaurant Atmosphere: New prototype

o     Relaxing, sophisticated atmosphere
      -     Welcoming and comfortable
      -     Sofas, chairs
      -     Music and lighting adjusted throughout the day

[4 images omitted]


[Cosi LOGO]                                                                    9

--------------------------------------------------------------------------------
What We Offer Our Guests
--------------------------------------------------------------------------------

Service and Dining Experience

o     Our Avon prototype enhances experience
      - Won 2005 "Superior Achievement in Design and Imaging" (SADI) Award from Retail Traffic
      - Combines efficient counter service format with relaxing contemporary environment
      -     Order at point-of-sale
      - Runners deliver food to tables or to take-out waiting area, allowing guests to relax sooner
      -     Cost effective to open (approximately $660,000) and operate
      - During peak lunch period, average time from entering restaurant to receiving food is 4.5 minutes

[2 images omitted]


[Cosi LOGO]                                                                   10

--------------------------------------------------------------------------------
What We Offer Our Guests
--------------------------------------------------------------------------------

o     Multiple dayparts and format
      -     Cosi Downtown = limited dayparts, urban locations
      -     Heritage Cosi = Full dayparts, primarily suburban locations

o     Flexibility
      -     Lunch and afternoon coffee at all locations
      -     Breakfast at most locations
      -     Attractive casual dinner offerings

o     Drives repeat business

o     A relaxing refuge for customers

Cosi Downtown
[PIE CHART]
Breakfast          19%
Lunch              62%
Afternoon Coffee   19%

Cosi
[PIE CHART]
Breakfast          13%
Lunch              27%
Afternoon Coffee   17%
Dinner             27%
Dessert            16%


[Cosi LOGO]                                                                   11

--------------------------------------------------------------------------------
Strategy and Infrastructure for Growth
--------------------------------------------------------------------------------

Growth Infrastructure

o     Three part strategy based on Avon-generation prototype
      -     Company-owned
      -     Franchise
      -     Strategic alliance

o New management team that combines casual dining culinary talents with QSR cost control focus; all executive positions staffed

o     Fully staffed support center in Deerfield, IL

      -     Restaurant development      -     Franchise support

      -     Strategic alliances         -     Human resources management

      -     Marketing                   -     Food and beverage purchasing

      -     Information technology


[Cosi LOGO]                                                                   12

--------------------------------------------------------------------------------
Strategy and Infrastructure for Growth
--------------------------------------------------------------------------------

Growth Methodology

o     Geographic Priorities
      -     Current NE, Mid-Atlantic and Chicago markets
      -     Pacific Northwest

o     Asset Flexibility
      -     Cosi Downtown and Cosi
      -     Leased, not owned
      -     Multiple site profiles

o     Regional Development Centers
      -     Represent "critical mass" of approximately five Company-owned units
      -     Provide support to area developers and franchisees


[Cosi LOGO]                                                                   13

--------------------------------------------------------------------------------
Strategy and Infrastructure for Growth
--------------------------------------------------------------------------------

Potential for 1,900 Cosi restaurants in top 75 markets

[BAR CHART]
                     Corner Bakery    Cosi   Panera
                     -------------   -----   ------
Current Units                   87      92      773
Growth Opportunity             413   1,808    2,227
Total                          500   1,900    3,000

Source: Wall Street research and Cosi market research.


[Cosi LOGO]                                                                   14

--------------------------------------------------------------------------------
Strategy and Infrastructure for Growth
--------------------------------------------------------------------------------

Projected 5-Year Restaurant Development Goals*
(excluding Federated)


                                                            Projected
                                   2005**   2006-2009**   5-Year Total**
                                   ------   -----------   --------------
Company-Owned Restaurants              11            90              101
Franchised Restaurants                 10           374              384
Total New Restaurant Development       21           464              485


Note:

* Subject to existing restaurants continuing to meet management's expectations. See Slide 1 for additional information regarding forward-looking statements.

** Projections are approximate and there can be no assurance that these goals can be achieved


[Cosi LOGO]                                                                   15

--------------------------------------------------------------------------------
Compelling Performance and Restaurant Economics
--------------------------------------------------------------------------------

Financial Highlights


                        12 Months Ended        12 Weeks Ended
                       ------------------    ------------------
(US $ in Millions)     3-29-04    4-04-05    3-29-04    4-04-05
--------------------   -------    -------    -------    -------
Restaurant Revenues     $106.5     $112.9      $24.9      $27.2
% Growth                              6.0%                  9.2%
Restaurant Cash Flow     $10.8      $18.3       $2.1       $4.3
% Margin                  10.1%      16.2%       8.4%      16.0%


[Cosi LOGO]                                                                   16

--------------------------------------------------------------------------------
Compelling Performance and Restaurant Economics
--------------------------------------------------------------------------------

Q1 2005 Operating Results:  Strong improvement



                            Quarter Ended              Change from Quarter
(US $ in millions)             4-04-05       Margin       Ended 3-29-04
-------------------------   -------------    ------    -------------------
Sales                               $27.2              9.2 pp sales growth
LTM AUV                               1.3
COGS                                  6.7      24.5%
Gross Profit                         20.5      75.5%   1.5 pp improvement
Total Labor Expenses                  9.4      34.7%   3.4 pp improvement
Manager Controllables                 1.7       6.2%   0.9 pp improvement
Support Controllables                 0.7       2.4%   0.2 pp improvement
Controllable Contribution             8.8      32.2%
Fixed Costs                           4.4      16.2%   1.6 pp improvement
Restaurant Cash Flow                 $4.3      16.0%   7.6 pp improvement


[Cosi LOGO]                                                                   17

--------------------------------------------------------------------------------
Reconciliation of Non-GAAP Measures to Net Income:
--------------------------------------------------------------------------------

                                       Quarter Ended
(US $ in millions)                           4-04-05
                                       -------------
Sales                                           27.2
COGS                                            -6.7
Restaurant Operating Expenses:
Total Labor Expenses             9.4
Manager Controllables            1.7
Support Controllables            0.7
Fixed Costs                      4.4
Total rest. Op. exp.                           -16.2
Restaurant Cash Flow                             4.3
G&A                                             -5.1
Stock Comp. expense                              -.2
Depreciation                                    -1.7
Pre-opening                                      -.2
Operating loss                                  -2.9
Other income (exp)                                .1
Net loss                                        -2.8


[Cosi LOGO]                                                                   18

--------------------------------------------------------------------------------
Compelling Performance and Restaurant Economics
--------------------------------------------------------------------------------

Restaurant Performance

                      Heritage         Heritage          New
                    Cosi Downtown        Cosi            Cosi
                    -------------    ------------    ------------

AUV                    $1,438,661      $1,604,310      $1,702,670

Rest. Cash Flow $        $283,053        $323,483        $445,581

Rest. Cash Flow %            15.4%           20.2%           26.2%

ROIC                         32.9%           37.6%           67.9%

Notes
-----
12 Months ended April 4, 2005 for all categories
Heritage Cosi Represents Average of top 75% of Cosi's


[Cosi LOGO]                                                                   19

--------------------------------------------------------------------------------
Strategy and Infrastructure for Growth
--------------------------------------------------------------------------------

Cosi Target Model

                   Last 12 Months     3-5 Year Target
                   --------------     ---------------
Restaurant
Cash Flow Margin             16.2%      20.0% - 22.0%

G&A as
a % of Revenues              19.1%       9.0% - 11.0%

Pretax Income as
a % of Revenues             (13.1%)     15.0% - 18.0%


[Cosi LOGO]                                                                   20

--------------------------------------------------------------------------------
Cosi - Recent Events
--------------------------------------------------------------------------------

[3 images omitted]

o Recent Equity Offering generated $34.5 million in capital to be deployed primarily against development plans

o     One new Company owned restaurant opened in second quarter

o     First two franchise units opened in second quarter

o     Q2 comp sales press release scheduled for July 19

o     Q2 earnings and investor call August 12


[Cosi LOGO]                                                                   21